EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated November 21, 2000, included in this Form 10-K, into the Company's previously filed Registration Statements No. 33-52065 and 333-74255 both on Form S-8.



                                                 /s/ARTHUR ANDERSEN LLP


Houston, Texas
December 20, 2000